                                                                    Exhibit 99.1

[DVI Financial Services Inc. Logo]

October 7, 2003

VIA FACSIMILE AND OVERNIGHT DELIVERY
Timothy G. Pillar
Vice President
U.S. Bank Corporate Trust Services
EP-MN-WS3S
60 Livingston Avenue
St. Paul, MN  55107-2292


Dear Tim:

Enclosed please find September 2003 servicer reports prepared by DVI Financial Services, Inc. ("DVI Financial Services") for DVI Receivables VIII LLC, DVI Receivables X LLC, DVI Receivables XI LLC, DVI Receivables XII LLC, DVI Receivables XIV LLC, DVI Receivables XVI LLC, DVI Receivables XVII LLC, DVI Receivables XVIII LLC and DVI Receivables XIX LLC (the "DVI Receivables LLCs"). A summary sheet also is enclosed for your review.

The attached materials provide detailed support for a calculation of a net servicer advance of approximately $7.8 million for September 2003, prepared based on the assumption that no Amortization Events, Servicer Events of Default or Indenture Events of Default have occurred. Based on a meeting with U.S. Bank and representatives of the Ad Hoc Securitization Holders' Committee (the "Ad Hoc Committee") on Thursday, October 2, 2003, as well as notice sent by U.S. Bank as Trustee for the DVI Receivables LLCs on September 15, 2003, it is clear that U.S. Bank and the Ad Hoc Committee believe that an Amortization Event, Servicer Events of Default and Indenture Events of Default under the terms of the respective Indentures have occurred. DVI Financial Services disagrees with such assertion.

As discussed in the October 2, 2003 meeting, DVI Financial Services remains prepared to fund servicer advances, including the $7.8 million for September 2003, to the extent that it can be assured that such advances will not be used for the accelerated amortization of the notes issued by the DVI Receivables LLCs. Until such time, DVI Financial Services will refrain from making such advances, but will endeavor to file servicer reports on a timely basis and continue to work with U.S. Bank and the Ad Hoc Committee toward an equitable resolution of the issues.

Please note that the servicer reports calculate that DVI Financial Services is due various amounts for, among other things, servicer advances, non-recoverable servicer advances, servicing fees, taxes, maintenance and late charges.

Please direct any questions regarding this notice to DVI Servicing Manager by phone at (215) 488-5000 or by U.S. mail at the above address.

                                              DVI FINANCIAL SERVICES, INC.

                                              OCTOBER 7, 2003

DVI FINANCIAL SERVICES
SERVICER ADVANCE ANALYSIS - SEPTEMBER

                                                                                 SECURITIZATION POOL
                                                    ----------------------------------------------------------------------------
                                                         P26            P29             P30             P25             P31
                                                    ------------    ------------    ------------    ------------    ------------
DVI RECEIVABLES CORPORATION                                  XIV             XVI            XVII             XII           XVIII
SERVICER ADVANCES                                   $  1,621,626    $  2,318,456    $  3,194,202    $  1,419,806    $  2,189,301
LESS ADJUSTMENT FOR SUBSEQUENT COLLECTIONS
Collections in September, Due Prior                     (795,576)     (1,210,099)       (936,809)       (648,597)     (1,152,089)
Collections In August, Due Prior                         149,554         169,015         216,211         151,714         188,162
                                                    ------------    ------------    ------------    ------------    ------------
NET                                                     (646,022)     (1,041,084)       (720,598)       (496,883)       (963,927)
                                                    ------------    ------------    ------------    ------------    ------------
 SERVICER ADVANCES, NET FOR SUBSEQUENT
  COLLECTIONS                                            975,604       1,277,372       2,473,604         922,923       1,225,374
                                                    ============    ============    ============    ============    ============
RETURN OF SERVICER ADVANCES:
    From Prior Collections                               (95,584)       (137,920)       (224,490)       (171,288)       (202,211)
    Related To Previously Defaulted
     Contracts (>180 days)                              (567,471)       (488,507)       (101,608)        (27,773)        (21,598)
    Related To Defaulted Contracts Current
     Period (>180 days)                                   (1,357)        (13,021)         (6,620)         (8,242)        (21,028)
                                                    ------------    ------------    ------------    ------------    ------------
    Total Return of Servicer Advances                   (664,412)       (639,448)       (332,718)       (207,303)       (244,837)
                                                    ------------    ------------    ------------    ------------    ------------
TOTAL SERVICER ADVANCES DUE                         $    311,192    $    637,924    $  2,140,886    $    715,620    $    980,537
                                                    ============    ============    ============    ============    ============

                                                                                 SECURITIZATION POOL
                                                    ----------------------------------------------------------------------------
                                                         P32             P21             P23             P24           Total
                                                    ------------    ------------    ------------    ------------    ------------
DVI RECEIVABLES CORPORATION                                  XIX            VIII               X              XI
SERVICER ADVANCES                                   $  3,079,335    $    617,545    $    664,076    $    933,439    $ 16,037,786
LESS ADJUSTMENT FOR SUBSEQUENT COLLECTIONS
Collections in September, Due Prior                     (816,436)       (361,927)       (238,489)       (595,412)     (6,755,434)
Collections In August, Due Prior                         167,333          19,669          67,947         111,520       1,241,125
                                                    ------------    ------------    ------------    ------------    ------------
NET                                                     (649,103)       (342,258)       (170,542)       (483,892)     (5,514,309)
                                                    ------------    ------------    ------------    ------------    ------------
 SERVICER ADVANCES, NET FOR SUBSEQUENT
  COLLECTIONS                                          2,430,232         275,287         493,534         449,547      10,523,477
                                                    ============    ============    ============    ============    ============
RETURN OF SERVICER ADVANCES:
    From Prior Collections                              (182,549)        (41,841)       (102,014)       (176,354)     (1,334,252)
    Related To Previously Defaulted
     Contracts (>180 days)                                    --              --          (1,898)             --      (1,208,855)
    Related To Defaulted Contracts Current
     Period (>180 days)                                   (8,291)         (5,320)        (10,416)        (77,100)       (151,395)
                                                    ------------    ------------    ------------    ------------    ------------
    Total Return of Servicer Advances                   (190,840)        (47,161)       (114,328)       (253,454)     (2,694,502)
                                                    ------------    ------------    ------------    ------------    ------------
TOTAL SERVICER ADVANCES DUE                         $  2,239,392    $    228,126    $    379,206    $    196,093    $  7,828,975
                                                    ============    ============    ============    ============    ============